A MESSAGE FROM THE PRESIDENT


We are pleased to bring you the Sierra Asset Management Portfolios semi-annual report for the six months ended December 31, 1997.

I would like to take this opportunity to thank you, our shareholders, for your support and trust in the momentous undertakings of the last six months. As you know, the merger of Great Western Financial Corporation, Sierra's former parent company, and Washington Mutual, Inc. on July 1, 1997, has provided opportunities to benefit from increased assets under management while pursuing greater operating efficiencies. I am confident that the results of these initiatives will begin to be realized in the coming months.

This year has been momentous for the U.S. financial markets as well. Against a backdrop of shrinking budget deficits, the lowest unemployment rate in a quarter of a century, and continued moderate inflation, the U.S. stock market achieved its third consecutive year of 20%+ returns.

Some market watchers suggest that the stock market's record-setting returns may reflect a new reality in economic and corporate efficiency. Nevertheless, we believe that the 10% to 12% annual return that stocks have produced during longer periods will remain the rule rather than the exception. Investors should understand that average annual returns in excess of 20% are exceptional and unlikely to continue indefinitely. Future short-term volatility could be sparked by a wide range of developments, including uncertainty in foreign markets and non-financial events such as worldwide weather patterns and the so-called Year 2000 problem (when computer programs could be thrown off by a technical glitch).

MARKET HIGHLIGHTS

Throughout 1997, the U.S. financial markets turned in some of the best performances around the globe. Stocks rose to record highs while bond yields fell and bond values rose. More people than ever are investing in mutual funds. New investment inflows into stock mutual funds continued to climb in 1997. During 1990, net new cash flow into stock mutual funds was $12.8 billion, according to The Investment Company Institute (ICI). In comparison, during 1996 net new investment reached $221.60 billion, and totaled $176.85 billion through the first nine months of 1997. Overall bond inflows have also risen, to $24.13 billion through the first nine months of 1997, compared with $9.38 billion for the same time period during 1996, according to ICI.

Returns from foreign markets reflected difficult times in some regions, and showed the path to recovery in others. With the Asian market volatility as a backdrop, the average emerging market fund in the Morningstar universe dropped 17.8% during the fourth quarter, down 7.1% on the year. Diversified foreign funds dropped an average of 4.4% during the quarter, but rose 3.3% for the year. Funds that invest solely in Japan were off 18.7% in 1997, while funds dedicated to the emerging and newly emergent markets of the Pacific Rim dropped 35.4%.++

TAKE A LOOK AT TAX RELIEF

One of the major events of the year occurred in August, when President Clinton signed The Taxpayer Relief Act of 1997. Among other things, this will reduced the top long-term capital gains tax rate from 28% to 20%. Other provisions of this important legislation introduced new IRA rules and several new types of IRAs. One, called the Roth IRA, allows withdrawals of non-deductible contributions and investment earnings, tax and penalty free after five years.

The change in tax legislation may have a significant impact on your personal financial plan and long-term strategy for achieving your financial goals. Your investment professional can help you assess how the new capital gains rules may affect your after-tax portfolio returns. He or she can also assist you in evaluating new strategies for achieving long-term retirement and education-related financial goals. Of course, should you have any questions about your investments, particularly during periods of market volatility, I urge you to speak with your investment professional before making changes to your portfolio.

We at Sierra Asset Management Portfolios welcome the opportunity to continue to serve you in the coming years -- years that we believe will present both challenges and significant opportunities for wealth accumulation.

Sincerely,


/s/ KEITH B. PIPES

Keith B. Pipes
President

++ Source: Morningstar

SIX MONTHS IN REVIEW AND OUR OUTLOOK FOR 1998


Note: Unless otherwise noted, source for all performance figures is Standard & Poor's. Past performance is not a guarantee of future results. Individuals cannot invest directly in any index.

YET ANOTHER BANNER YEAR FOR U.S. FINANCIAL MARKETS

U.S investors enjoyed another strong year. Solid economic growth and low inflation helped give the blue-chip Dow Jones Industrial Average an unprecedented third consecutive year of 20%+ returns, while the broader Standard & Poor's Composite Index of 500 Stocks (S&P 500) posted a 33.36% total return for the year*+. Meanwhile, government bond yields fell below 6%, pushing bond prices higher.

Overshadowing these results was the well-watched "Asian contagion," a chaos of falling currency values and stock prices throughout Asia, which sent the Dow plummeting a record 554 points on October 27, 1997. The October decline marked the first correction of more than 10% in the Dow Jones Industrial Average+ in more than seven years. While the U.S. market quickly recovered, ongoing Asian woes could mean investors face prospects for a more subdued 1998 - a year of slower economic growth, lower investment returns, and higher market volatility.

LARGE CAP STOCKS LED THE MARKET

Investors favored the largest, most stable companies and the strongest, most diverse global economies in 1997, in part due to higher market volatility. Financial services firms, broadcasting companies, and advertisers turned in the best performances during the year, while houseware, semiconductor, and paper product firms did the worst.

Smaller company stocks did well for the year, but they did not fare as well as the broader market after the October 27 correction. The small-cap companies lagged the S&P 500, with the Russell 2000 Index up



                         Returns for Major Asset Classes
                       (one-year ended December 31, 1997)

Large Company        Small Company       International     Long-Term     Intermediate-Term
   Stocks                Stocks              Stocks          Bonds             Bonds            T-Bills
   33.36%                22.36%               1.78%          14.52%            7.87%             4.90%


Stephen C. Scott
Portfolio Manager
Sierra Investment Services Corp.

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He is responsible for providing economic analysis, as well as conducting investment analysis, and management for the Sierra Asset Management (SAM) Portfolios. Mr. Scott is also President and Chief Investment Officer of Sierra Investment Advisors Corporation, the investment advisor to Sierra Trust Funds, which he joined in 1988. Prior to joining Sierra, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.


Sources: S&P,Lehman Brothers, Russell, & Morgan Stanley. T-bills represent 30-day U.S. Treasury bills; long-term bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index; intermediate-term bonds are represented by Lehman Brothers Intermediate-Term Government & Corporate Bond Index; small company stocks are represented by the Russell 2000 Index; large company stocks are represented by S&P 500 Composite Index; and international stocks are represented by MSCI EAFE Index. Indices represent unmanaged performance. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any SAM Portfolio.

22.36%.**+ Part of this under-performance was due to investors fleeing smaller issues toward the end of 1997 for the perceived comfort of larger stocks as Asia's currency crisis broadened. Sharp drops in technology stocks, which often dominate small-cap growth portfolios, were also a factor. During the second week of December, the Pacific Stock Exchange Technology Index+ dropped 9.8%, its second poorest one-week performance on record.

In the year ahead, the tide could turn back to smaller stocks. Market analysts note that these issues' underlying values have been growing faster than their prices, while many larger companies have become overpriced relative to their underlying values. Smaller companies may also have better earnings prospects. The Wall Street Journal (Dec. 29, 1997) reported that earnings for companies in the Russell 2000 Index were expected to rise more than 31% in 1998, compared with 14% for S&P 500 firms. Also, Asia-wary investors may begin to value the reduced overseas exposure of smaller stocks - at 26% - compared with the average 44% overseas exposure of large-cap stocks.

BOND MARKETS RALLIED ON LOW INFLATION

The yield on the bellwether 30-year U.S. Treasury bond (a benchmark of the broader bond market) fell to 5.92% as 1997 ended.* A continued absence of inflation should keep bond yields and prices fairly steady in 1998. The Lehman Brothers Aggregate Bond Index posted a total return of 9.68% for 1997, with much of that return earned in the last six months of the year.*** Bond trading surged during the October stock market correction as investors sought the relative safety of fixed income investments.

Long-term yields fell through the psychologically important 6% "floor" in December, and some market watchers are wondering, "How much lower can they go?" Some analysts regard the current stock bull market as a natural "catch-up" phenomenon following the high-inflation days of the 1970s and early 1980s. Likewise, some experts believe the bond market is undergoing a comeback from an extended slump that spanned four decades and only ended in 1981, when yields peaked at 15.78%. Since then, the so-called "equity premium" between stock and bond returns has been relatively narrow. From 1982 through 1997 bonds had a real (after inflation) return of 9.4% compared with a real return on stocks of 12.5%, according to Business Week (1/19/98).

Among those buoying the U.S. bond market in 1997 have been Asia-wary investors in stocks, high-yield, and emerging-market bonds, who have sought the relative safety of government-backed U.S. Treasury securities in all maturities. In addition, some investors who traditionally favor mortgage-backed securities have shifted into Treasuries as concern builds that low rates will prompt an increase in mortgage refinancings, potentially resulting in lower returns for mortgage securities. The move to U.S. Treasury securities has contributed to a flattening "yield curve," with little difference between short- and long-term interest rates.

Municipal bond markets closely watched emerging tax legislation in 1997. The passage of The Taxpayer Relief Act of 1997 in August contained few surprises and further reduced investor's concerns about a possible "flat tax." The Lehman Brothers Municipal Bond Index posted a 9.2% total return for the year.***

                           INTEREST RATE FLUCTUATIONS
                          30-YEAR TREASURY BOND YIELDS
                     (January 3, 1997 - December 31, 1997)

Jan 97   Feb 97   Mar 97   Apr 97   May 97   Jun 97   Jul 97   Aug 97   Sep 97   Oct 97    Nov 97    Dec 97
6.73     6.7      6.81     7.12     6.87     6.77     6.63     6.45     6.64     6.29      6.16      6.08

Source: Bloomberg Business News


INTERNATIONAL MARKETS POST MIXED RESULTS

Globally, markets generally echoed similar bigger-is-better themes. In the industrialized world, Germany's market rose 24.57%, while in the United Kingdom stocks gained 22.62%. Among the G-7 countries, only Japan's Nikkei Index dropped -- losing 23.67%. +/++ The global weak spot in equity investing was the smaller emerging markets of

Asia. Morgan Stanley Capital International's EAFE Index, a composite of 22 national markets, squeezed out a 1.78% total return for 1997, as losses during the second half of the year erased much of its earlier gains.++++/++

The currency turmoil in Asia may have more long-term effects on the world economy and equity markets. The Organization for Economic Cooperation and Development estimated that the situation in Asia will cause a reduction in expected economic growth worldwide by nearly one-third in 1998.

IMPORTANCE OF ASSET ALLOCATION IN MANAGING RISK

The volatility and uncertainty of the financial markets reinforce the importance of asset allocation in managing risk. A portfolio that is diversified and properly allocated among stocks, bonds, and cash equivalents can help investors weather periods of market turbulence. The SAM Portfolios are designed to provide diversification and asset allocation that reflect an investor's unique financial circumstances, such as their investment time horizon, need for current income versus long-term growth, and tolerance for short-term market fluctuations.

Properly constructed, an asset allocation strategy like those provided by the SAM Portfolios can help reduce variability in portfolio returns. For example, allocating bonds to an investment portfolio of primarily stocks can reduce risk. While stocks have historically provided higher returns over time and therefore can add important growth potential to a portfolio, bonds can provide steady income even as market values fluctuate. In addition, bond prices can move independently from stock prices over time, helping to reduce investment risk.


                        The Dow Jones Industrial Average
                       Positive Yet Volatile Performance

Jan 97  Feb 97  Mar 97  Apr 97  May 97  Jun 97  Jul 97  Aug 97  Sep 97  Oct 97  Nov 97  Dec 97
6448    6855    7000    6526    7071    7435    7895    8194    7822    8038    7581    8149

Source: Bloomberg Business News.

Note: The Dow Jones Industrial Average is an index of 30 stocks and is sometimes used to measure the overall U.S. equity market.+


                 Diversification Can Help Reduce Downside Risk
                       Variability In Investment Returns
                     For the 25-year period ended 12/31/97


                          Highest Annual Return            Lowest Annual Return
Stocks                          37.43%                            -26.47%
Diversified Portfolio           31.23%                            -12.45%


Source: Ibbotson Associates. Stocks are represented by the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Diversified Portfolio represents a portfolio consisting of 40% stocks (S&P 500), 40% long-term bonds (Lehman Brothers Long-Term Government and Corporate Bond Index), and 20% intermediate-term bonds (Lehman Brothers Intermediate-Term Government and Corporate Bond Index). Past performance is not a guarantee of future results. For a more complete discussion about the risks associated with investing in stocks, bonds, and other asset classes, please refer to the notes for the graph on page 2.

The graph on the right compares the highest and lowest annual returns for stocks and a diversified portfolio of stocks and bonds over the last 25 years. While the range of returns for a portfolio of 100% stocks varied from 37% to -26%, in a diversified portfolio, the variation was only 31% to -12%. In other words, during this period, a diversified portfolio captured much of the upside potential of stocks, but with dramatically less downside risk. Of course, past performance is not a guarantee of future results.



                            SAM PORTFOLIO PERFORMANCE
                      (Inception through December 31, 1997)

SAM PORTFOLIO                SAM PERFORMANCE(*)    PREMIUM OVER INFLATION(**)
CAPITAL GROWTH                    16.91%                  14.46%
PORTFOLIO
(Inception 5/31/95)

GROWTH PORTFOLIO                  12.18%                  9.39%
(Inception 9/30/90)

BALANCED PORTFOLIO                 10.25%                  7.46%
(Inception 9/30/90)

VALUE PORTFOLIO                    7.63%                   5.06%
(Inception 3/31/93)

INCOME PORTFOLIO                   7.62%                   4.83%
(Inception 9/30/90)



OUTLOOK FOR A MORE SOBER ECONOMY

The "Goldilocks economy" - not too swift to trigger inflation, but growing enough to keep businesses happy - continued in 1997, with Gross Domestic Product
(GDP) growing at an estimated annualized rate of 3.7%.* However, projections are for GDP to slow to the 2.1% - 2.4% range in 1998. Inflation (measured by the consumer price index) could rise from its current 1.8% to an annual rate of 2.2% to 2.5% by year-end 1998.

This slowdown in economic growth would likely stem from Asia's difficulties. When a foreign currency drops in value in relation to the U.S. dollar, it becomes relatively more expensive for people in that country to buy American goods. As a result, demand for imports in that area of the world is likely to cool, trimming earnings among multinational U.S. firms that depend on these countries for a solid portion of their business. At the same time, the strong Dollar makes exports from Asia cheaper for American consumers. That, in turn, could threaten domestic sales of American companies who compete with imports from abroad. Investors may react by driving down the stock prices of those businesses. However, much of this may have been discounted during the October plummet.

On the flip side, it is possible that the troubles in Asia may be insufficient to prevent domestic demand from accelerating. Some U.S. companies report they expect much of their loss of business will be made up through strong sales in Europe and Latin America. Should this scenario occur, it is quite likely the Fed would be forced to take action to try to orchestrate a "soft landing".

Investors should anticipate a less-enthusiastic stock market in most areas. Consensus projections for the broad market's year-end 1998 returns are in the 8% to 12% range with higher volatility across all stock sectors.

THE SAM PORTFOLIOS APPROACH

Building an asset allocation strategy that meets investor needs and their specific risk and return goals requires extensive planning and knowledge of the financial markets. The research and analysis behind each asset allocation decision are at the heart of the SAM Portfolios investment strategy. Sierra's approach to asset allocation and risk management incorporates three levels of extensive analysis:


1. At the Macro Level:

      Analyzing and Forecasting the Economy and Markets Sierra begins with a detailed, fundamental analysis of the economy and capital markets. Sierra draws upon a broad range of historical data to identify how various segments of the market have reacted in different market cycles. This assessment helps to determine historical relationships among market sec-

* Performance represents average annual total returns for Class A shares (inception through 12/31/97), unadjusted for the maximum sales charge. The following is Portfolio performance adjusted for the maximum sales charge (Class A shares) for the 12-month/5-year/Since Inception period ended 12/31/97: Capital Growth Portfolio 5.71%/NA/14.26%; Growth Portfolio 2.68%/9.90%/11.30%; Balanced Portfolio 4.43%/8.84%/9.43%; Value Portfolio 5.29%/NA/6.59%; Income Portfolio 3.41%/4.73%/6.93%. (Performance for Class B shares will differ -- see individual Portfolio review on pages 7 - 17.) The performance of an actual account may differ from that of the Model and may be higher or lower depending on the purchase date, purchase amount, and the share price of the Portfolio.

** Source: Bloomberg Business News. CPIs based on Portfolio's inception date through 12/31/97.

Note: All SAM Portfolios performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolios) represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly. Past performance is not an indication of future performance.

tors and to develop probabilities about future market activity.

2. At the Asset Class Level: Analyzing and Balancing Risk and Returns of Various Asset Classes Sierra's in-house team of asset allocation specialists then focuses on a quantitative analysis of market and risk factors for the asset classes in each Portfolio. Sierra examines the interrelationships among asset classes to continually assess risk and ensure consistency with each Portfolio's risk/return policies.

3. At the Fund Level: Implementing An Efficient Mix of Asset Classes Sierra then determines which combination of asset classes will provide the most effecient mix of asset classes. The goal is to achieve the highest expected return for the risk parameters defined by the Portfolio and consistent with Sierra's economic and market outlook.



* Source: The Wall Street Journal, Jan. 2, 1998. The S&P 500 is an unmanaged index that is generally considered representative of large-capitalization U.S. stocks. Past performance does not guarantee future results.

** Source: The Frank Russell Company. The Russell 2000 Index(R) is an unmanaged index that is generally considered representative of small-capitalization U.S. stocks. Past performance does not guarantee future results.

+ The performance of any index is not indicative of the performance of any particular investment and does not take into account brokerage commissions or other expenses associated with purchasing individual investments. Individuals cannot invest directly in any index.

*** Source: Lehman Brothers, Fixed Income Research

++++ Source: Morgan Stanley Capital International, Global Investment Monitor

++   Investors cannot invest directly in any index. Past performance does not guarantee future results. Investments in international securities are sometimes subject to somewhat higher taxation and higher currency risk, as well as less liquidity, compared with investments in domestic securities.


LOOK TO YOUR INVESTMENT PROFESSIONAL FOR HELP

Following last year's strong stock and bond market performances, now is a good time to review your portfolio with your investment professional to make sure that your portfolio remains on track toward your financial goals. Your investment professional can assist you in evaluating whether your current asset allocation is appropriate for your time frame and the current market environment. An appropriate asset allocation strategy can help reduce the negative impact of market volatility on your overall investment returns.

The Sierra Asset Management Portfolios offers an array of professionally managed investments that may be appropriate for your portfolio. Speak with your investment professional about how long-term investing and the Sierra Asset Management Portfolios can help you pursue your financial dreams.

INDIVIDUAL PORTFOLIO REVIEWS


UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE

In order to help you understand the Sierra Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

o The Salomon Brothers U.S. 90-Day T-Bill Index measures performance of United States Treasury Bills with maturities of three months.

o The Lehman Brothers Mutual Fund (1-5) Government/Corporate Index is represented by all U.S. Government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to five years.

o The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Balloons are included in the index; graduated payment mortgages (GPMs), buydowns, manufactured home mortgages, and graduated equity mortgages
      (GEMs) are not.

o The Lehman Brothers BAA Long-Term Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible BAA rated, dollar-denominated, SEC-registered corporate debt with maturity greater than ten years.

o The Lehman Brothers Aggregate Index is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.

o The Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors. It is an unmanaged index which assumes reinvestment of all dividends, and does not reflect any asset-based charges or other expenses.

o The Russell 2000 Growth Index measures the performance of the companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000 Index.

o The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 10% of the total market capitalization) of the Russell 3000 Index.

o The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The Morgan Stanley Capital International (MSCI) Europe, Australasia, and the Far East plus Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 48 developed and emerging market countries. The index is calculated in U.S. Dollars, with dividends reinvested.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the price of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

                                  TO OUR ASSET
                               ALLOCATION CLIENTS

Welcome to the Sierra Asset Management Portfolios.

We are pleased to provide you with an overview of our five asset allocation portfolios, each designed to meet your individual investment needs.

This report includes a reiteration of the goals and objectives of each Portfolio, performance reviews, and highlights of the investment strategies incorporated during the 6-month period ended December 31, 1997.

SAM CAPITAL GROWTH PORTFOLIO


GOAL & OBJECTIVE

The Capital Growth Portfolio is designed for the investor seeking long-term growth of capital. The Capital Growth Portfolio is managed similarly to the SAM Account Aggressive Growth Strategy, a discretionary asset allocation service that invested in the Sierra Trust Funds. The long-term goal of the Strategy was to generate a minimum return in excess of the S&P 500, over a five-year period, although over short-term periods, significant differences may exist between the Portfolio and the S&P 500.(1)

                                       May 95     Dec 95      Dec 96      June 97      Dec 97
                                       ------     ------      ------      -------      ------
Fund (Class A Shares; adjusted for      9436       10986       12585       13651       14114
  the maximum 5.75% sales charge)

Fund (Class A Shares; not adjusted     10000       11657       13353       14483       14975
  for sales charge)

Russell 3000 Index(4)                  10000       11707       14408       17362       18733

Capital Market Benchmark(3)            10000       11802       14377       16925       19197

PERFORMANCE REVIEW

The SAM Capital Growth Portfolio A shares returned 12.16% (5.71% adjusted for the maximum sales charge) for the year ended December 31, 1997. For the six months covered in this report, the performance was positive, but volatile. Gains in the third quarter of 1997 were washed out by the negative equity performance during the fourth quarter. The performance was hampered by the negative results in foreign equities. Over the past 6 months, the Capital Growth Portfolio returned 3.60% (-2.36% adjusted for the maximum sales charge). The Fund has underperformed its benchmark(4), as positions in small-caps, and international equities have hurt performance. Equity performance has been largely concentrated in the large-capitalization companies of the S&P 500. For additional performance information, including B share performance please refer to the table below.

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97(2)     1 Year       5 Year   Since Inception
                                                   ------       ------   ---------------
                                                                         (May 31, 1995)
CLASS A SHARES
        Fund (not adjusted for sales charge)       12.16%         N/A        16.91%
        Fund (adjusted for the maximum 5.75%
          sales charge)                             5.71%         N/A        14.26%
        Capital Market Benchmark(3)                33.36%         N/A        28.72%

CLASS B SHARES                                     1 Year       5 Year   Since Inception
                                                   ------       ------   ---------------
                                                                         (May 31, 1995)
        Fund (not adjusted for sales charge)       11.31%         N/A        16.12%
        Fund (adjusted for the maximum 5% CDSC)     6.31%         N/A        15.20%(5)
        Capital Market Benchmark(3)                33.36%         N/A        28.72%
----------------------------------------------------------------------------------------



(1) The stated goals may or may not be met and are in no way a guarantee.

(2) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(3) The Capital Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500. For additional information regarding the individual index, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(4) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(5) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to December 31, 1997, the Advisor (Sierra Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration Corporation) waived a portion of its management fee, and credits were allowed by the Custodian. Prior to November 1, 1996, only the Custodian allowed credits. In the absence of the waivers and absorption of other expenses, or Custodian credits, total return would have been lower.

ECONOMIC / MARKET REVIEW

International markets were a driving force behind the volatility in equities during the period. Asian economic and currency woes sent shocks throughout worldwide financial markets and caused volatility in domestic equity prices. The Dow Jones Industrial Average dropped 554 points on October 27, 1997. Throughout the volatility incited by this foreign activity, domestic economic reports remained positive. Low inflation, higher income, strong employment, and low interest rates provided a very positive fundamental backdrop for U.S. financial assets.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond closing the year under 6%. Rates dropped in the fourth quarter as many overseas investors moved into U.S. fixed-income investments. International equities, as measured by the MSCI EAFE Index, were down nearly 8% in the fourth quarter, and the possibility of adverse effects on earnings of companies doing business in Asia worried many investors. Technology stocks were especially affected and were very volatile during the period. The net effect was a fourth quarter where bond investments outperformed stocks.

INVESTMENT STRATEGY

The SAM Capital Growth Portfolio remained diversified in five funds, representing five major asset classes. This broad diversification enables the Portfolio to manage risk during periods of volatility. Assets ranging in risk levels from cash to international equities shield the Portfolio from drastic swings in one area of the financial markets. This was evident in the fourth quarter when value style investments significantly outperformed growth style investments.

The overall investment strategy for the period was to:

o Invest 95% of assets in equity Funds, while maintaining cash positions to help manage risk

o Reduce risk levels by holding down exposure to foreign holdings and small-cap equities -- resulting in an equity weighting that significantly favors mid- and large-capitalization companies

PORTFOLIO REALLOCATION REVIEW

During the 6 month period, the exposure to foreign stock (16.2%) had a negative impact on performance as foreign markets tumbled. The performance of the core domestic equity Funds also impacted results for the period. These funds underperformed their respective individual proxies during the fourth quarter, providing additional challenges in meeting the allocation benchmarks. The domestic equity portion of the Portfolio (nearly 75%) performed very well in the third quarter, then underperformed relative to the market and to fixed-income investments in the fourth quarter. In addition, the disparity between growth and value stocks hurt performance.

We reduced, but maintained a small weighting in cash to offset the 90% weighting in equities. During the fourth quarter, it not only lowered portfolio risk, but contributed positively to total return. This cash position was a result of both the allocation in the Global Money Fund, and the overall cash positions of the underlying Funds. The weighting in the International Growth and the Emerging Growth Funds were maintained in the Portfolio because of the possibility for relative performance strength in the months to come.

OUTLOOK

Given the current economic environment, we remain positive on equity investments. With low interest rates and little inflation, financial assets should benefit. The crisis in Asia will have some effects on domestic growth, but the magnitude is not yet known. We believe the oversold sectors (small-cap and international) will recover and we have maintained their exposure. Also, the growth style should be more in favor in the coming months. Although the Portfolio has underperformed the benchmark, we feel that it is positioned appropriately to take advantage of the equity markets in 1998.


MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1997

1   Global Money Fund: 5%
2   Growth and Income Fund: 40%
3.  Growth Fund: 35%
4.  Energing Growth Fund: 10%
5.  International Growth Fund: 10%

ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1997

1.  Cash and Equivalents: 10.4%
2.  U.S. Equity Small Cap: 6.9%
3.  U.S. Equity Mid Cap: 27.1%
4.  U.S. Equity Large Cap: 39.4%
5.  Foreign Stocks: 16.2%

SAM GROWTH PORTFOLIO


GOAL & OBJECTIVE

The Growth Portfolio is designed for the investor seeking primarily long-term growth of capital and some income. Its goal is to generate a premium above the rate of inflation over a minimum period of five years. The Growth Portfolio is managed similarly to the SAM Account Growth Strategy, a discretionary asset allocation service that invested in the Sierra Trust Funds. The goal of the Strategy was to generate a return of 7% or more above the rate of inflation.(1)

                                     Sep 90    Dec     Jun   Dec 91    Jun   Dec 92    Jun    Dec 93   Jun
------------------------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for    9456     9981   10795   12266   12269   12805   14028   15194   14380
  the maximum 5.50% sales charge)

Fund (Class A Shares; not adjusted    10000   10555   11416   12971   12975   13550   14835   16068   15207
  for sales charge)

Capital Market Benchmark(3)           10000   10691   11604   12823   12636   13213   14202   14936   14914

Russell 3000 Index(4)                 10000   10931   12640   14609   14501   16023   16826   17766   16993

                                      Dec 94    Jun   Dec 95    Jun   Dec 96    Jun    Dec 97
----------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for     14667   16204   17977   19590   19990   21323   21716
  the maximum 5.50% sales charge)

Fund (Class A Shares; not adjusted     15510   17137   19023   20730   21154   22564   22980
  for sales charge)

Capital Market Benchmark(3)            15317   16893   18351   19427   20505   22772   23576

Russell 3000 Index(4)                  17797   21227   24347   26749   29660   34916   39046


The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.


PERFORMANCE REVIEW

The SAM Growth Portfolio A shares returned 8.65% (2.68% adjusted for the maximum sales charge) for the year ended December 31, 1997. For the six months covered in this report, the performance was nominally positive, but volatile. Positive gains in the third quarter of 1997 were washed out by the negative equity performance during the fourth quarter. The performance was hampered by the negative results in foreign equities. Overall, the Growth Portfolio A shares returned 1.85% (-3.75% adjusted for the maximum sales charge). The Fund has underperformed its benchmark(4), but is managed in an effort to reduce volatility relative to single asset class investments. Consistent with the objective of the Fund, long-term results continue to provide a premium over inflation; since inception, the Portfolio returned 9.4% above the rate of inflation, 8.5% adjusted for the maximum sales charge(1).


----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97(2)            1 Year      5 Year       Since Inception
                                                          ------      ------       ---------------
                                                                                 (September 30, 1990)
CLASS A SHARES
        Fund (not adjusted for sales charge)               8.65%      11.15%             12.18%
        Fund (adjusted for the maximum 5.5% sales charge)  2.68%       9.90%             11.30%
        Capital Market Benchmark(3)                       14.91%      12.28%             12.56%

CLASS B SHARES                                            1 Year      5 Year       Since Inception
                                                          ------      ------       ---------------
                                                                                    (June 30, 1994)
        Fund (not adjusted for sales charge)                7.87%       N/A             11.74%
        Fund (adjusted for the maximum 5% CDSC)             2.87%       N/A             11.09%(5)
        Capital Market Benchmark(3)                        14.91%       N/A             13.97%
----------------------------------------------------------------------------------------------------



(1) The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 2.79%. Source: Bloomberg Business News.

(2) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(3) The Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Bros. Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(4) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(5) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to December 31, 1997, the Advisor (Sierra Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor (Sierra Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or Custodian credits, yield and total return would have been lower.

ECONOMIC / MARKET REVIEW

International markets were a driving force behind the volatility in equities during the period. Asian economic and currency woes sent shocks throughout worldwide financial markets and caused volatility in domestic equity prices. The Dow Jones Industrial Average dropped 554 points on October 27, 1997. Throughout the volatility incited by this foreign activity, domestic economic reports remained positive. Low inflation, higher income, strong employment, and low interest rates provided a very positive fundamental backdrop for U.S. financial assets.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond closing the year under 6%. Rates dropped in the fourth quarter as many overseas investors moved into U.S. fixed-income investments. International equities, as measured by the MSCI EAFE Index, were down nearly 8% in the fourth quarter, and the possibility of adverse effects on earnings of companies doing business in Asia worried many investors. Technology stocks were especially affected and were very volatile during the period. The net effect was a fourth quarter where bond investments outperformed stocks.

INVESTMENT STRATEGY

The SAM Growth Portfolio remained diversified in six funds, representing seven major asset classes. This broad diversification enables the Portfolio to manage risk during periods of volatility. Assets ranging in risk levels from cash to international equities shield the Portfolio from drastic swings in one area of the financial markets. This was evident in the fourth quarter when equity investments were falling in value while fixed-income investments were enjoying a very strong quarter.

The overall investment strategy for the period was to:

o Maintain an asset mix of 80% equities and 20% fixed-income in an attempt to manage the overall risk of the Portfolio

o Reduce risk levels by lowering exposure to foreign holdings and small-cap equities -- resulting in an equity weighting that favors holdings in mid- and large-capitalization companies

PORTFOLIO REALLOCATION REVIEW

We positioned the portfolio to more effectively withstand increased market volatility, which did occur. We continued to fine tune the portfolio to enable participation in the stronger areas of overall market activity without extending portfolio risk.

During the 6 month period, the exposure to foreign stock was reduced, but the 19.5% weight had a negative impact on performance. The most significant factors contributing to negative fourth quarter results were investments in the same two funds (Growth and Income and Growth) that contributed positively to third quarter performance. The 55% weighting resulted in a drag on overall total Portfolio returns. These funds also significantly underperformed their respective individual proxies during the fourth quarter, providing additional challenges in meeting the allocation benchmarks.

We maintained a 20% weighting in fixed-income funds to offset the risk of a 80% weighting in equities. During the fourth quarter, it not only lowered portfolio risk, but contributed positively to total return. The weighting in the International Growth Fund was reduced to 15% and the allocation to the Emerging Growth Fund was reduced to 10% to lower overall risk levels, although some of the damage had already been done. These asset classes are maintained in the Portfolio because of the possibility of relative performance strength in the months to come.

OUTLOOK

Currently, we are conservatively positioned for a growth portfolio with the 24% fixed-income position, however, we feel that both the small-cap and the international sectors have the possibility to rebound from their poor performance in the second half of 1997. Although the Portfolio has underperformed its benchmark, we feel that it is positioned appropriately to take advantage of the financial markets in 1998.



MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1997

1   Global Money Fund: 10%
2   U.S. Government Fund: 10%
3.  Growth and Income Fund: 30%
4.  Growth Fund: 25%
5.  Energing Growth Fund: 10%
6.  International Growth Fund: 15%

ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1997

1.  Cash and Equivalents: 14.7%
2.  U.S. Govt. Mortgages: 6.9%
3.  Treasuries: 2.4%
4.  U.S. Equity Small Cap: 6.2%
5.  U.S. Equity Mid Cap: 21.1%
6.  U.S. Equity Large Cap: 29.2%
7.  Foreign Stocks: 19.5%

SAM BALANCED PORTFOLIO

GOAL & OBJECTIVE

The Balanced Portfolio is designed for the investor seeking long-term growth of capital and income. Its goal is to generate a premium above the rate of inflation over a minimum period of three to five years. The Balanced Portfolio is managed similarly to the SAM Account Balanced Strategy, a discretionary asset allocation service that invested in the Sierra Trust Funds. The goal of the Strategy was to generate a return of 5% or more above the rate of inflation.(1)

----------------------------------------------------------------------------------------------------------------------------
                                       Sep 90     Dec       Jun     Dec 91      Jun     Dec 92      Jun     Dec 93      Jun
----------------------------------------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for      9687      9922     10492     11649     11608     11936     13064     13870     13044
  the maximum 5.25% sales charge)

Fund (Class A Shares; not adjusted     10000     10458     11059     12279     12236     12581     13770     14620     13749
  for sales charge)

Capital Market Benchmark(4)            10000     10537     11137     12104     12160     12529     13357     13842     13858

Lehman Brothers Aggregate              10000     10506     10975     12187     12518     13090     13993     14366     13810
  Bond Index(6)

Russell 3000 Index(5)                  10000     10931     12640     14609     14501     16023     16826     17766     16993
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                       Dec 94      Jun     Dec 95      Jun     Dec 96      Jun     Dec 97
---------------------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for      13229     14682     16083     16692     17444     18687     19224
  the maximum 5.25% sales charge)

Fund (Class A Shares; not adjusted      13945     15476     16975     17617     18411     19722     20289
  for sales charge)

Capital Market Benchmark(4)             14099     15245     16191     16707     17460     18694     19236

Lehman Brothers Aggregate               13947     15543     16523     16321     17121     17653     18779
  Bond Index(6)

Russell 3000 Index(5)                   17797     21227     24347     26749     29660     34916     39046
---------------------------------------------------------------------------------------------------------


PERFORMANCE REVIEW

The SAM Balanced Portfolio A shares returned 10.22% (4.43% adjusted for the maximum sales charge) for the year ended December 31, 1997. For the six months covered in this report, the performance was positive, yet mixed. Positive results in bonds were balanced with negative equity performance during the fourth quarter. The performance was hampered by the negative results in foreign equities. Overall the Balanced Portfolio A shares returned 2.88% (-2.52% adjusted for the maximum sales charge). The Fund continued to beat its benchmark index for all periods(4) while being managed in an effort to reduce volatility relative to single asset class investments. Long-term results continue to provide a premium over inflation; since inception, the Fund's A shares returned nearly 7.5% above the rate of inflation, 6.6% adjusted for the maximum sales charge(2).

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97(2)                1 Year           5 Year          Since Inception
                                                              ------           ------          ---------------
                                                                                             (September 30, 1990)
CLASS A SHARES
        Fund (not adjusted for sales charge)                  10.22%           10.02%               10.25%
        Fund (adjusted for the maximum 5.25% sales charge)     4.43%            8.84%                9.43%
        Capital Market Benchmark(4)                           10.17%            8.95%                9.44%


CLASS B SHARES                                                1 Year            5 Year          Since Inception
                                                              ------            ------          ---------------
                                                                                                (June 30, 1994)
        Fund (not adjusted for sales charge)                   9.40%             N/A                 11.00%
        Fund (adjusted for the maximum 5% CDSC)                4.40%             N/A                 10.33%(7)
        Capital Market Benchmark(4)                           10.17%             N/A                  9.81%
----------------------------------------------------------------------------------------------------------------


(1) The stated goals may or may not be met and are in no way a guarantee.

(2) Annual rate of inflation: 2.79%. Source: Bloomberg Business News

(3) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(4) The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Bros Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(5) The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole.

(6) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(7) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to December 31, 1997, the Advisor (Sierra Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor (Sierra Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or Custodian credits, yield and total return would have been lower.

ECONOMIC / MARKET REVIEW

International markets were a driving force behind the volatility in equities during the period. Asian economic and currency woes sent shocks throughout worldwide financial markets and caused volatility in domestic equity prices. The Dow Jones Industrial Average dropped 554 points on October 27, 1997. Throughout the volatility incited by this foreign activity, domestic economic reports remained positive. Low inflation, higher income, strong employment, and low interest rates provided a very positive fundamental backdrop for U.S. financial assets.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond closing the year under 6%. Rates dropped in the fourth quarter as many overseas investors moved into U.S. fixed-income investments. International equities, as measured by the MSCI EAFE Index, were down nearly 8% in the fourth quarter, and the possibility of adverse effects on earnings of companies doing business in Asia worried many investors. Technology stocks were especially affected and were very volatile during the period. The net effect was a fourth quarter where bond investments outperformed stocks.

INVESTMENT STRATEGY

The SAM Balanced Portfolio remained diversified in five funds, representing seven major asset classes. This broad diversification enables the Portfolio to manage risk during these volatile periods. Assets ranging in risk levels from cash to international equities shield the Portfolio from drastic market swings in one area of the financial markets. This was evident in the fourth quarter when equity investments were falling in value while fixed-income investments were enjoying a very strong quarter.

The overall investment strategy for the period was to:

o Maintain an asset mix of approximately 60% equities and 40% fixed-income in an attempt to manage the overall risk of the Portfolio

o Reduce risk levels by lowering exposure to foreign holdings and weighting the equity holdings in mid- and large-capitalization stocks

PORTFOLIO REALLOCATION REVIEW

During the 6 month period, the exposure to foreign stock was reduced, but the 13% weight still had a negative impact on performance. The most significant factors contributing to negative fourth quarter results were investments in the same two funds (Growth and Income and Growth) that contributed positively to third quarter performance. The 50% weighting resulted in a drag on overall total Portfolio returns. All three equity funds significantly underperformed their respective individual proxies during the fourth quarter, providing additional challenges in meeting the allocation benchmarks.

We maintained a 20% weighting in the Global Money Fund to offset the risk of a 60% weighting in equities. During the fourth quarter, it not only lowered portfolio risk, but combined with U. S. Government securities fund it contributed positively to total return. This concentration in cash and mortgage-backed securities did, however, underperform relative to longer maturity corporate and government bonds. The weighting in the International Growth Fund was reduced to 10% and the allocation to the Growth Fund was increased 5% to offset the move. Although the Portfolio underperformed the benchmark in the fourth quarter, the strong performance in the third quarter resulted in positive net results for the period (2.88% versus 2.59% for the Benchmark).

OUTLOOK

The Fund has been conservatively structured (57.5% equity, 42.5% debt) to mitigate risk until we better understand the depth and breadth of the Asian problem and its impact on the domestic economy and corporate earnings. Meanwhile, the Portfolio truly represents a globally diversified, balanced portfolio with 13% (even after the reduction) of assets in the severely depressed foreign stocks. We expect these holdings to bounce back, making positive contributions to Portfolio results during the next 6 months. In addition, the 23.7% cash position allows the flexibility to play either the higher or the lower growth scenarios without major structural shifts in risk.



MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1997

1   Global Money Fund: 20%
2   U.S. Government Fund: 20%
3.  Growth and Income Fund: 30%
4.  Growth Fund: 20%
5.  International Growth Fund: 10%

ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1997

1.  Cash: 23.7%
2.  U.S. Govt. Mortgages: 14%
3.  Treasuries: 4.8%
4.  U.S. Equity Small Cap: 1.9%
5.  U.S. Equity Mid Cap: 15.9%
6.  U.S. Equity Large Cap: 26.7%
7.  Foreign Stocks: 13%

SAM VALUE PORTFOLIO

GOAL & OBJECTIVE

The Value Portfolio is designed for the investor seeking long-term capital preservation and income, with some incremental growth of principal. Its goal is to generate a premium above the rate of inflation over a minimum period of three to five years. The Value Portfolio is managed similarly to the SAM Account Value Strategy, a discretionary asset allocation service that invested in Sierra Trust Funds. The goal of the Strategy was to generate a return of 4% or more above the rate of inflation.(1)

                                     Mar 93    Jun    Sep    Dec 93    Mar     Jun     Sep   Dec 94   Mar     Jun     Sep
---------------------------------------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for     9550    9793   10087   10164    9839    9461    9639    9544   10012   10674   11121
  the maximum 4.50% sales charge)

Fund (Class A Shares; not adjusted    10000   10255   10562   10643   10302    9907   10093    9994   10483   11177   11645
  for sales charge)

Capital Market Benchmark(4)           10000   10117   10255   10339   10260   10284   10426   10476   10853   11249   11494

Lehman Brothers Aggregate             10000   10266   10533   10539   10236   10131   10193   10231   10747   11402   11626
  Bond Index(5)

                                       Dec 95    Mar    Jun     Sep    Dec 96   Mar      Jun   Dec 97
-----------------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for      11546   11485   11575   11783   12289   12310   12828   13549
  the maximum 4.50% sales charge)

Fund (Class A Shares; not adjusted      12090   12026   12120   12338   12869   12890   13433   14188
  for sales charge)

Capital Market Benchmark(4)             11797   11912   12078   12289   12596   12715   13169   13743

Lehman Brothers Aggregate               12122   11905   11973   12194   12560   12490   12950   13776
  Bond Index(5)


PERFORMANCE REVIEW

The SAM Value Portfolio A shares returned 10.25% (5.29% adjusted for the maximum sales charge) for the year ended December 31, 1997. For the six months covered in this report, the performance was strong, returning 5.63% (0.88% adjusted for the maximum sales charge). The Fund continues to beat its benchmark index for all periods(4) while being managed in an effort to reduce volatility relative to single asset class investments. Consistent with its investment objective, long-term results continue to provide a premium over inflation; since inception, the Fund's A shares returned over 5% above the rate of inflation, 4% adjusted for the maximum sales charge(1).

ECONOMIC / MARKET REVIEW

International markets were a driving force behind the volatility in equities during the period. Asian economic


The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97(2)                1 Year          5 Year          Since Inception
                                                              ------          ------          ---------------
                                                                                              (March 31, 1993)
CLASS A SHARES
        Fund (not adjusted for sales charge)                  10.25%            N/A                  7.63%
        Fund (adjusted for the maximum 4.5% sales charge)      5.29%            N/A                  6.59%
        Capital Market Benchmark(3)                            9.09%            N/A                  6.24%

CLASS B SHARES                                                1 Year          5 Year           Since Inception
                                                              ------          ------           ---------------
                                                                                                (June 30, 1994)
        Fund (not adjusted for sales charge)                   9.43%            N/A                  10.03%
        Fund (adjusted for the maximum 5% CDSC)                4.43%            N/A                   9.35%(5)
        Capital Market Benchmark(3)                            9.09%            N/A                   8.63%

(1) The stated goals may or may not be met and are in no way a guarantee. Annual rate of inflation: 2.79%. Source: Bloomberg Business News.

(2) All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(3) The Value Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 40% Salomon Bros 90-day T-Bills, 10% Lehman Bros Mortgage Index, and 10% S&P 500. For additional information regarding the individual indices, see page 7. Source:
Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

(4) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(5) Adjusted for the maximum 3% CDSC for shares held since inception.

For the period November 1, 1996 to December 31, 1997, the Advisor (Sierra Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor (Sierra Investment Advisors Corporation), and Administrator waived a portion of their management fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or Custodian credits, yield and total return would have been lower.

and currency woes sent shocks throughout worldwide financial markets and caused volatility in domestic equity prices. The Dow Jones Industrial Average dropped 554 points on October 27, 1997. Throughout the volatility incited by this foreign activity, domestic economic reports remained positive. Low inflation, higher income, strong employment, and low interest rates provided a very positive fundamental backdrop for U.S. financial assets.

Interest rates fell during the period, with the yield on the 30-year Treasury Bond closing the year under 6%. Rates dropped in the fourth quarter as many overseas investors moved into U.S. fixed-income investments. International equities, as measured by the MSCI EAFE Index, were down nearly 8% in the fourth quarter, and the possibility of adverse effects on earnings of companies doing business in Asia worried many investors. The net effect was a fourth quarter where bond investments outperformed stocks, especially investments weighted in long-term fixed income.

INVESTMENT STRATEGY

The SAM Value Portfolio remained diversified in five funds, representing nine major asset classes. This broad diversification enables the Portfolio to manage risk during these volatile periods. Assets ranging in risk levels from cash to equities shield the Portfolio from drastic swings in one area of the financial markets. This was evident in the fourth quarter when equity investments were falling in value while fixed-income investments were enjoying a strong quarter.

The overall investment strategy for the period was to:

o Maintain an asset mix of 20% equities and 80% fixed-income in an attempt to manage the overall risk of the Portfolio and to provide the potential for capital appreciation

o Reduce risk levels by lowering exposure to foreign bond holdings and increasing long-term fixed-income and large-capitalization equity holdings

PORTFOLIO REALLOCATION REVIEW

During the 6-month period, reallocation decisions significantly contributed to the positive results. Third quarter shifts out of global bonds and into long-term fixed-income assets and domestic equities proved to be quite advantageous and quite prudent. These moves were prior to the Asian blow-up and subsequent volatility in foreign markets. Moving out of the Sierra Short Term Global Government Bond Fund and into the Sierra Corporate Income Fund during the period enabled the Portfolio to significantly outperform its benchmark(3). The additional assets in long-term bonds added to results as yields dropped throughout the period, sending bond prices higher. Large-capitalization companies bounced back from their October declines and appreciated (as measured by the S&P 500) over 10% for the period.

Overall, the Portfolio had a 50% weight in the two longer-term Sierra fixed-income funds, the Corporate Income and the U.S. Government Fund. During the fourth quarter, these two Funds outperformed all available Funds, even their equity counterparts. We have remained slightly over-weighed in equities, focusing on large-cap domestic holdings. We have also maintained a larger than normal cash position to help mitigate market volatility. This strategy has served the portfolio well over the last two quarters and provided very positive results.

OUTLOOK

We remain bullish on the U. S. economy (growth and inflation) and optimistic that the economy is well positioned to weather the flow through impact from the Asian crisis. The concentration in the Sierra Growth and Income Fund has served to benefit the portfolio over the last year, providing potential for capital appreciation. The balanced mix of fixed income investments should shield the portfolio until the prospects for inflation and growth are more clear.



MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1997

1   Global Money Fund: 25%
2.  Short Term High Quality Bond Fund: 5%
3   U.S. Government Fund: 35%
4.  Corporate Income Fund: 15%
5.  Growth and Income Fund: 20%

ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1997

1.  Cash and Equivalents: 28%
2.  Short Term Bond Funds: 4.5%
3.  U.S. Govt. Mortgages: 27%
4.  Treasuries: 8.9%
5.  Corporates: 11.9
6.  U.S. Equity Small Cap: 0.5%
7.  U.S. Equity Mid Cap: 7.2%
8.  U.S. Equity Large Cap: 11.8%
9.  Foreign Stocks: 0.2%

SAM INCOME PORTFOLIO

GOAL & OBJECTIVE

The INCOME PORTFOLIO is designed for the investor seeking long-term capital preservation and high levels of income. Its goal is to generate a premium above the rate of inflation over a period of at least three to five years. The INCOME PORTFOLIO is managed similarly to the SAM Account Fixed Strategy, a discretionary asset allocation service that invested in Sierra Trust Funds. The goal of the Strategy was to generate a return of 3% or more above the rate of inflation.(1)

                                      SEP 90   DEC     JUN    DEC 91   JUN   DEC 92   JUN    DEC 93    JUN
-----------------------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for     9550    9864   10406   11492   11858   12310   13245   13604   12654
  the maximum 4.50% sales charge)

Fund (Class A Shares; not adjusted    10000   10328   10896   12033   12416   12890   13869   14245   13250
  for sales charge)

Capital Market Benchmark(4)           10000   10284   10730   11387   11692   12024   12464   12712   12634

Lehman Brothers Aggregate             10000   10506   10975   12187   12518   13090   13993   14366   13810
  Bond Index(5)

                                     DEC 94    JUN   DEC 95    JUN   DEC 96    JUN   DEC 97
--------------------------------------------------------------------------------------------
Fund (Class A Shares; adjusted for    12584   13800   14681   14335   15004   15399   16247
  the maximum 4.50% sales charge)

Fund (Class A Shares; not adjusted    13177   14450   15373   15011   15711   16124   17013
  for sales charge)

Capital Market Benchmark(4)           12858   13705   14277   14448   14983   15420   16048

Lehman Brothers Aggregate             13947   15543   16523   16321   17121   17653   18779
  Bond Index(5)

Performance Review
The SAM Income Portfolio A shares benefited from falling interest rates and returned 8.29% (3.41% adjusted for the maximum sales charge) for the year ended December 31, 1997. For the six months covered in this report, the performance was steadily positive; the Portfolio A shares returned 5.51% (0.76% adjusted for the maximum sales charge). The Income Portfolio also provides a competitive yield; as of December 31, 1997, the SEC yield for the Fund was 5.51% for A shares, and 5.02% for B shares. The Fund continues to beat its benchmark index, both for the period, and since inception.(4) In addition, the Fund is managed in an
The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.


-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97(2)                 1 Year      5 Year        Since Inception
                                                               ------      ------        ---------------
                                                                                       (September 30, 1990)
CLASS A SHARES
        Fund (not adjusted for sales charge)                    8.29%      5.70%                7.62%
        Fund (adjusted for the maximum 4.5% sales charge)       3.41%      4.73%                6.93%
        Capital Market Benchmark(4)                             7.12%      5.95%                6.74%

CLASS B SHARES                                                 1 Year      5 Year        Since Inception
                                                               ------      ------        ---------------
                                                                                         (June 30, 1994)
        Fund (not adjusted for sales charge)                    7.48%       N/A                6.61%
        Fund (adjusted for the maximum 5% CDSC)                 2.48%       N/A                5.88%(6)
        Capital Market Benchmark(4)                             7.12%       N/A                7.08%
-----------------------------------------------------------------------------------------------------------



(1) The stated goals may or may not be met and are in no way a guarantee.

(2) Annual rate of inflation: 2.79%. Source: Bloomberg Business News

(3) All performance shown prior to the November 1, 1996, asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the Sierra Asset Management Portfolios represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

(4) The Income Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Bros. 90-day T-Bills, 30% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 10% Lehman Bros Mortgage Index, and 10% Lehman Bros BAA LT Corporate Bond Index. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.


(5) The Lehman Brothers Aggregate Index is a broad-based index intended to represent the fixed-income market as a whole.

(6) Adjusted for the maximum 3% CDSC for shares held since inception. For the period November 1, 1996 to December 31, 1997, the Advisor (Sierra Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (Sierra Fund Administration Corporation) waived a portion of its management fee, and Custodian allowed credits. Prior to November 1, 1996, the Advisor (Sierra Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian allowed credits. In the absence of the waivers, absorption of other expenses, or Custodian credits, yield and total return would have been lower.

effort to reduce volatility relative to individual bond holdings and single asset class fixed-income investments. Long-term results continue to provide a premium over inflation; since inception, the Fund's A shares returned over 4.8% above the rate of inflation, 4.1% adjusted for the maximum sales charge(2).

ECONOMIC / MARKET REVIEW

Interest rates fell during the period, with the yield on the 30-year Treasury Bond closing the year under 6%. Rates dropped throughout the fourth quarter, boosting fixed-income investments. Previous worries over excess strength in economic growth and the need for intervention from the Federal Reserve were quelled by the crisis in Asia. The Fed maintained the status quo and allowed markets to dictate the level of interest rates. The Asian turmoil caused a flight to the U.S. Dollar as prices for longer-maturity assets were bid up. Inflation pressures proved benign and yields dropped from their highs in April. Throughout the volatility incited by this foreign activity, domestic economic reports remained positive. Low inflation, higher income, strong employment, and these low interest rates provided a very positive fundamental backdrop for U.S. financial assets. The net effect was a fourth quarter where bond investments outperformed stocks.

INVESTMENT STRATEGY

The SAM Income Portfolio remained well diversified in five fixed-income funds, representing six major asset classes. This diversification allows for risk management in addition to a strong yield. The Fund is invested in assets ranging across the yield curve, from the shortest-maturity cash positions to long-term corporate bonds. This strategy was maintained throughout the period to provide yield and preserve capital.

The overall investment strategy for the period was to:

o Maintain a balanced mix of fixed-income assets with 30% short-term, 40% intermediate, and 30% long-term investments

o Bolster yield by weighting the Portfolio in mortgage-backed securities (33%) and corporate bonds (24%)

PORTFOLIO REALLOCATION REVIEW

During the 6-month period, there were no major shifts in investment strategy, although continuous re-balancing was necessary to maintain the desired allocation weights. We invested a majority of Portfolio assets in the individual funds with the longest maturities. This provided positive results in the falling interest rate environment. The combined weighting of U.S. Government securities and corporate income funds totaled 70% of the portfolio, contributing significantly to the returns for the period.

We targeted a slight bias towards a bullet strategy favoring the higher yielding mortgage securities, while placing equal emphasis on the short- and long-term funds. This structure provided a strong yield in addition to maintaining lower than average risk. The cash position provides positive results and positions the Portfolio to weather economic volatility, reducing overall risk levels.

OUTLOOK

The fund is conservatively positioned for two likely events:

o A back-up in interest rates due to higher than expected growth combined with an easing of the Asian crisis. The Portfolio is shielded by its relatively low duration (a measure of sensitivity to changes in interest rates) of 4.34 years.

o The probability of an economy slowing more than initial estimates, largely due to the uncertain flow through impact of Asia's deflation.

Overall, the outlook for low inflation continues to bode well for the fixed-income arena while the Federal Reserve is on hold.



MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1997

1   Global Money Fund: 10%
2.  Short Term High Quality Bond Fund: 10%
3   Short Term Global Government Fund: 10%
4.  U.S. Government Fund: 40%
5.  Corporate Income Fund: 30%

ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1997

1.  Cash: 14.1%
2.  Short Term Bond Funds: 12.7%
3.  Foreign Bonds: 5.6%
4.  U.S. Govt. Mortgages: 32.8%
5.  Treasuries: 10.7%
6.  Corporate Bonds: 24.1%

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
                         December 31, 1997 (Unaudited)

                                                   CAPITAL
                                                   GROWTH           GROWTH          BALANCED          VALUE          INCOME
                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                 -----------     ------------     ------------     -----------     -----------
ASSETS:
Investments, at value (Note 2)
  See portfolios of investments(a)               $59,345,285     $284,194,884     $209,913,291     $17,863,159     $15,262,953
Cash.........................................            796            6,992              687             989             946
Dividends and/or interest receivable.........         13,229          290,582          436,089          76,232         188,187
Receivable for Portfolio shares sold.........        129,423          188,341          546,761          18,089             227
Unamortized organization costs (Note 8)......         31,607           31,607           31,607          31,607          31,607
Prepaid expenses and other assets............            536            3,207            2,284             222             201
                                                 -----------     ------------     ------------     -----------     -----------
         Total Assets........................     59,520,876      284,715,613      210,930,719      17,990,298      15,484,121
                                                 -----------     ------------     ------------     -----------     -----------
LIABILITIES:
Payable for Portfolio shares redeemed........        188,629          460,498          315,879          22,195          33,088
Investment advisory fee payable (Note 3).....          7,353           35,988           26,281           2,260           1,976
Administration fee payable (Note 3)..........         20,442          125,808           90,974           6,739           6,183
Shareholder servicing and distribution fees
  payable (Note 5)...........................         38,856          160,871          110,515           8,670           6,265
Dividends payable............................             --               --          180,589          28,349          78,452
Accrued legal and audit fees.................         10,132           15,890           13,926           9,409           9,155
Custodian fees payable (Note 3)..............            205              482              202             123             219
Accrued transfer agent fees (Note 3).........          3,343           12,246            7,828             770             597
Accrued Trustees' fees and expenses
  (Note 4)...................................            291            1,426            1,041              89              78
Accrued registration and filing fees.........          2,061              764            1,803            (150)             35
Accrued expenses and other payables..........          6,857           31,467           23,221           2,281           2,021
                                                 -----------     ------------     ------------     -----------     -----------
         Total Liabilities...................        278,169          845,440          772,259          80,735         138,069
                                                 -----------     ------------     ------------     -----------     -----------
NET ASSETS...................................    $59,242,707     $283,870,173     $210,158,460     $17,909,563     $15,346,052
                                                 ===========     ============     ============     ===========     ===========
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(distributions in excess of net
  investment income).........................    $(3,497,959)    $(10,193,908)    $ (8,304,707)    $  (356,557)    $    (1,507)
Accumulated net realized gain/(loss) on
  investments................................      6,955,325       21,379,985       15,915,250         728,006          18,615
Net unrealized appreciation/(depreciation) of
  investments................................     (2,748,283)     (10,056,151)      (5,446,331)         (7,017)        218,121
Paid-in capital..............................     58,533,624      282,740,247      207,994,248      17,545,131      15,110,823
                                                 -----------     ------------     ------------     -----------     -----------
         Total Net Assets....................    $59,242,707     $283,870,173     $210,158,460     $17,909,563     $15,346,052
                                                 ===========     ============     ============     ===========     ===========
NET ASSETS:
Class A Shares...............................    $16,187,099     $124,070,353     $102,260,130     $10,143,521     $10,657,691
                                                 ===========     ============     ============     ===========     ===========
Class B Shares...............................    $43,055,608     $159,799,820     $107,898,330     $ 7,766,042     $ 4,688,361
                                                 ===========     ============     ============     ===========     ===========
SHARES OUTSTANDING:
Class A Shares...............................      1,482,518       11,845,054        9,712,017         969,821       1,034,871
                                                 ===========     ============     ============     ===========     ===========
Class B Shares...............................      3,968,866       15,335,855       10,247,408         742,500         455,255
                                                 ===========     ============     ============     ===========     ===========
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding*......................    $     10.92     $      10.47     $      10.53     $     10.46     $     10.30
                                                 ===========     ============     ============     ===========     ===========
Maximum sales charge.........................           5.75%            5.50%            5.25%           4.50%           4.50%
Maximum offering price per share of
  beneficial interest outstanding............    $     11.59     $      11.08     $      11.11     $     10.95     $     10.79
                                                 ===========     ============     ============     ===========     ===========
CLASS B SHARES:
Net asset value and offering price per share
  of beneficial interest outstanding*........    $     10.85     $      10.42     $      10.53     $     10.46     $     10.30
                                                 ===========     ============     ============     ===========     ===========
---------------------
(a) Investments, at cost (Note 2)............    $62,093,568     $294,251,035     $215,359,622     $17,870,176     $15,044,832

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
             For the Six Months Ended December 31, 1997 (Unaudited)

                                                         CAPITAL
                                                         GROWTH           GROWTH          BALANCED         VALUE         INCOME
                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                       -----------     ------------     ------------     ----------     ---------
INVESTMENT INCOME:
Dividends..........................................    $   426,028     $  4,433,865     $  4,156,410     $  467,146     $ 667,259
Interest...........................................         16,279           40,362           43,353          9,178         6,441
                                                       -----------     ------------     ------------     ----------     ---------
    Total investment income........................        442,307        4,474,227        4,199,763        476,324       673,700
                                                       -----------     ------------     ------------     ----------     ---------
EXPENSES:
Investment advisory fee (Note 3)...................         42,348          225,112          162,175         13,942        12,708
Administration fee (Note 3)........................        141,158          750,374          540,582         46,472        42,361
Custodian fees (Note 3)............................            713            1,642              869            730           606
Legal and audit fees...............................          7,278           11,575           16,326          5,079         6,927
Trustees' fees and expenses (Note 4)...............            384            1,924            1,404            117           105
Amortization of organization costs (Note 8)........          4,515            4,515            4,515          4,515         4,515
Registration and filing fees.......................         12,152           10,542           10,718          3,195         8,226
Transfer agent fees (Note 3).......................         18,626           73,253           46,429          4,629         3,680
Other..............................................          2,284            6,114            5,325            617           543
Shareholder servicing and distribution fees
  (Note 5):
  Class A Shares...................................         19,616          168,389          136,721         13,730        15,410
  Class B Shares...................................        203,852          827,193          534,279         38,023        23,083
Fees waived and/or expenses absorbed by
  administrator (Note 3)...........................        (32,276)         (36,114)         (31,933)       (13,981)      (20,056)
                                                       -----------     ------------     ------------     ----------     ---------
    Subtotal.......................................        420,650        2,044,519        1,427,410        117,068        98,108
Credits allowed by the custodian (Note 3)..........            (14)              --              (85)          (202)         (183)
                                                       -----------     ------------     ------------     ----------     ---------
    Net expenses...................................        420,636        2,044,519        1,427,325        116,866        97,925
                                                       -----------     ------------     ------------     ----------     ---------
NET INVESTMENT INCOME..............................         21,671        2,429,708        2,772,438        359,458       575,775
                                                       -----------     ------------     ------------     ----------     ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  (Notes 2 and 6):
Net realized gain/(loss) on investments during the
  period...........................................       (211,561)        (899,947)         271,905        156,107        43,649
Capital gain distributions received................      7,044,458       23,148,422       16,631,628        713,630            --
Net change in unrealized appreciation/
  (depreciation) of investments during the
  period...........................................     (5,339,611)     (19,683,586)     (14,227,231)      (228,900)      268,595
                                                       -----------     ------------     ------------     ----------     ---------
Net Realized and Unrealized Gain on Investments....      1,493,286        2,564,889        2,676,302        640,837       312,244
                                                       -----------     ------------     ------------     ----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................    $ 1,514,957     $  4,994,597     $  5,448,740     $1,000,295     $ 888,019
                                                       ===========     ============     ============     ==========     =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
             For the Six Months Ended December 31, 1997 (Unaudited)

                                                      CAPITAL
                                                      GROWTH           GROWTH          BALANCED          VALUE          INCOME
                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                    -----------     ------------     ------------     -----------     -----------
Net investment income............................   $    21,671     $  2,429,708     $  2,772,438     $   359,458     $   575,775
Net realized gain/(loss) on investments during
  the period.....................................      (211,561)        (899,947)         271,905         156,107          43,649
Capital gain distributions received..............     7,044,458       23,148,422       16,631,628         713,630              --
Net unrealized appreciation/(depreciation) of
  investments during the period..................    (5,339,611)     (19,683,586)     (14,227,231)       (228,900)        268,595
                                                    -----------     ------------     ------------     -----------     -----------
Net increase in net assets resulting from
  operations.....................................     1,514,957        4,994,597        5,448,740       1,000,295         888,019
Distributions to shareholders from:
  Net investment income:
    Class A Shares...............................            --       (1,234,956)      (1,616,507)       (204,997)       (441,900)
    Class B Shares...............................            --       (1,020,306)      (1,231,511)       (176,915)       (153,538)
  Distributions in excess of net investment
    income:
    Class A Shares...............................      (950,865)      (4,507,932)      (4,064,702)       (201,175)             --
    Class B Shares...............................    (2,366,606)      (5,860,613)      (4,241,241)       (154,225)             --
  Net realized gains on investments:
    Class A Shares...............................       (53,136)        (709,416)      (1,050,143)       (218,896)             --
    Class B Shares...............................      (140,517)        (922,336)      (1,095,753)       (167,811)             --
Net increase/(decrease) in net assets from
  Portfolio share transactions:
    Class A Shares...............................     2,480,904       (8,280,347)      (3,525,280)     (2,431,561)     (2,970,510)
    Class B Shares...............................     8,703,179        6,573,744       12,292,610         466,599          77,536
                                                    -----------     ------------     ------------     -----------     -----------
Net increase/(decrease) in net assets............     9,187,916      (10,967,565)         916,213      (2,088,686)     (2,600,393)
NET ASSETS:
Beginning of period..............................    50,054,791      294,837,738      209,242,247      19,998,249      17,946,445
                                                    -----------     ------------     ------------     -----------     -----------
End of period....................................   $59,242,707     $283,870,173     $210,158,460     $17,909,563     $15,346,052
                                                    ===========     ============     ============     ===========     ===========
Distributions in excess of net investment income
  at end of period...............................   $(3,497,959)    $(10,193,908)    $ (8,304,707)    $  (356,557)    $    (1,507)
                                                    ===========     ============     ============     ===========     ===========

                      For the Period Ended June 30, 1997*

                                                      CAPITAL
                                                      GROWTH           GROWTH          BALANCED          VALUE          INCOME
                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                    -----------     ------------     ------------     -----------     -----------
Net investment income/(loss).....................   $  (178,097)    $    742,917     $  2,691,767     $   621,784     $   730,796
Net realized loss on investments during the
  period.........................................      (832,813)      (4,572,450)      (2,221,544)        (82,264)        (25,028)
Capital gain distributions received..............     2,663,475       17,000,068        8,289,328         498,118         --
Net unrealized appreciation/(depreciation) of
  investments during the period..................     2,591,328        9,627,435        8,780,900         221,883         (50,474)
                                                    -----------     ------------     ------------     -----------     -----------
Net increase in net assets resulting from
  operations.....................................     4,243,893       22,797,970       17,540,451       1,259,521         655,294
Distributions to shareholders from:
  Net investment income:
    Class A Shares...............................            --         (656,680)      (1,872,563)       (438,577)       (571,274)
    Class B Shares...............................            --          (86,237)        (819,204)       (183,207)       (159,522)
  Distributions in excess of net investment
    income:
    Class A Shares...............................      (432,599)      (5,678,412)      (2,697,778)       (121,042)        (12,235)
    Class B Shares...............................    (1,142,282)      (6,029,325)      (2,177,251)        (62,906)         (3,903)
  Net realized gains on investments:
    Class A Shares...............................          (406)              --             (389)           (256)             (5)
    Class B Shares...............................        (1,155)              --             (270)           (115)             (1)
Net increase in net assets from Portfolio share
  transactions:
    Class A Shares...............................    13,405,891      131,432,582      104,172,141      12,313,830      13,469,251
    Class B Shares...............................    33,961,449      153,037,840       95,077,110       7,211,001       4,548,840
                                                    -----------     ------------     ------------     -----------     -----------
Net increase in net assets.......................    50,034,791      294,817,738      209,222,247      19,978,249      17,926,445
NET ASSETS:
Beginning of period..............................        20,000           20,000           20,000          20,000          20,000
                                                    -----------     ------------     ------------     -----------     -----------
End of period....................................   $50,054,791     $294,837,738     $209,242,247     $19,998,249     $17,946,445
                                                    ===========     ============     ============     ===========     ===========
Undistributed net investment
  income/(distributions in excess of net
  investment income) at end of period............   $  (202,159)    $        191     $     76,816     $    21,297     $    18,156
                                                    ===========     ============     ============     ===========     ===========

---------------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
                       SIERRA ASSET MANAGEMENT PORTFOLIOS
             For the Six Months Ended December 31, 1997 (Unaudited)

                                                          CAPITAL
                                                          GROWTH          GROWTH         BALANCED         VALUE         INCOME
                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                        -----------    ------------    ------------    -----------    -----------
AMOUNT
CLASS A:
  Sold...............................................   $ 4,146,866    $ 11,296,646    $ 10,764,681    $   726,273    $   916,148
  Issued as reinvestment of dividends................       985,616       6,378,720       6,558,079        623,143        225,055
  Redeemed...........................................    (2,651,578)    (25,955,713)    (20,848,040)    (3,780,977)    (4,111,713)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase/(decrease)............................   $ 2,480,904    $ (8,280,347)   $ (3,525,280)   $(2,431,561)   $(2,970,510)
                                                        ===========    ============    ============    ===========    ===========
CLASS B:
  Sold...............................................   $ 8,321,097    $ 16,486,924    $ 16,556,677    $ 1,223,025    $   528,042
  Issued as reinvestment of dividends................     2,468,967       7,663,465       6,438,108        428,604        113,361
  Redeemed...........................................    (2,086,885)    (17,576,645)    (10,702,175)    (1,185,030)      (563,867)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase.......................................   $ 8,703,179    $  6,573,744    $ 12,292,610    $   466,599    $    77,536
                                                        ===========    ============    ============    ===========    ===========
SHARES
CLASS A:
  Sold...............................................       349,189       1,006,545         951,988         67,329         88,867
  Issued as reinvestment of dividends................        93,681         628,445         621,356         59,148         21,848
  Redeemed...........................................      (226,370)     (2,329,264)     (1,854,979)      (350,184)      (399,254)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase/(decrease)............................       216,500        (694,274)       (281,635)      (223,707)      (288,539)
                                                        ===========    ============    ============    ===========    ===========
CLASS B:
  Sold...............................................       712,602       1,480,864       1,476,484        112,872         51,343
  Issued as reinvestment of dividends................       236,325         758,711         612,015         40,811         11,003
  Redeemed...........................................      (178,833)     (1,592,694)       (957,901)      (110,020)       (54,800)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase.......................................       770,094         646,881       1,130,598         43,663          7,546
                                                        ===========    ============    ============    ===========    ===========

                      For the Period Ended June 30, 1997*

                                                          CAPITAL
                                                          GROWTH          GROWTH         BALANCED         VALUE         INCOME
                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                        -----------    ------------    ------------    -----------    -----------
AMOUNT
CLASS A:
  Sold...............................................   $14,561,758    $153,704,747    $126,999,007    $16,188,869    $18,811,393
  Issued as reinvestment of dividends................       406,975       6,299,489       4,442,814        512,504        269,092
  Redeemed...........................................    (1,562,842)    (28,571,654)    (27,269,680)    (4,387,543)    (5,611,234)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase.......................................   $13,405,891    $131,432,582    $104,172,141    $12,313,830    $13,469,251
                                                        ===========    ============    ============    ===========    ===========
CLASS B:
  Sold...............................................   $34,262,712    $162,649,840    $104,072,070    $ 8,433,643    $ 5,718,919
  Issued as reinvestment of dividends................     1,130,781       6,026,225       2,955,038        231,229         99,878
  Redeemed...........................................    (1,432,044)    (15,638,225)    (11,949,998)    (1,453,871)    (1,269,957)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase.......................................   $33,961,449    $153,037,840    $ 95,077,110    $ 7,211,001    $ 4,548,840
                                                        ===========    ============    ============    ===========    ===========
SHARES
CLASS A:
  Sold...............................................     1,373,772      14,708,889      12,169,876      1,564,273      1,849,003
  Issued as reinvestment of dividends................        39,283         622,409         428,830         49,180         26,612
  Redeemed...........................................      (148,037)     (2,792,970)     (2,606,054)      (420,925)      (553,205)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase.......................................     1,265,018      12,538,328       9,992,652      1,192,528      1,322,410
                                                        ===========    ============    ============    ===========    ===========
CLASS B:
  Sold...............................................     3,224,045      15,618,441       9,967,493        814,464        562,467
  Issued as reinvestment of dividends................       109,360         598,687         285,165         22,213          9,879
  Redeemed...........................................      (135,633)     (1,529,154)     (1,136,848)      (138,840)      (125,637)
                                                        -----------    ------------    ------------    -----------    -----------
  Net increase.......................................     3,197,772      14,687,974       9,115,810        697,837        446,709
                                                        ===========    ============    ============    ===========    ===========

---------------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                            CAPITAL GROWTH PORTFOLIO
           For a Portfolio share outstanding throughout each period.

                                                                          CLASS A SHARES                    CLASS B SHARES
                                                                    ---------------------------       ---------------------------
                                                                    SIX MONTHS                        SIX MONTHS
                                                                       ENDED           PERIOD            ENDED           PERIOD
                                                                     12/31/97           ENDED          12/31/97           ENDED
                                                                    (UNAUDITED)       06/30/97*       (UNAUDITED)       06/30/97*
                                                                    -----------       ---------       -----------       ---------
Net asset value, beginning of period..............................    $ 11.26          $ 10.00          $ 11.19          $ 10.00
                                                                      -------          -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)......................................       0.04+++         (0.02)+++        (0.01)+++        (0.10)+++
Net realized and unrealized gain on investments...................       0.34             1.90             0.35             1.90
                                                                      -------          -------          -------          -------
Total from investment operations..................................       0.38             1.88             0.34             1.80
LESS DISTRIBUTIONS:
Dividends from net investment income..............................         --               --               --               --
Distributions in excess of net investment income..................      (0.68)           (0.62)           (0.64)           (0.61)
Distributions from net realized capital gains.....................      (0.04)           (0.00)***        (0.04)           (0.00)***
                                                                      -------          -------          -------          -------
Total distributions...............................................      (0.72)           (0.62)           (0.68)           (0.61)
                                                                      -------          -------          -------          -------
Net asset value, end of period....................................    $ 10.92          $ 11.26          $ 10.85          $ 11.19
                                                                      =======          =======          =======          =======
TOTAL RETURN+.....................................................       3.60%           19.33%            3.25%           18.48%
                                                                      =======          =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............................    $16,187          $14,253          $43,056          $35,802
Ratio of operating expenses to average net assets++...............       0.95%**          0.90%**          1.70%**          1.65%**
Ratio of net investment income/(loss) to average net assets.......       0.62%**         (0.19)%**        (0.13)%**        (0.94)%**
Portfolio turnover rate...........................................          9%              33%               9%              33%
Ratio of operating expenses to average net assets without credits
  allowed by the custodian++......................................       0.95%**          0.91%**          1.70%**          1.66%**
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or credits allowed by the
  custodian++.....................................................       1.06%**          1.45%**          1.81%**          2.20%**
Net investment income/(loss) per share without fee waivers,
  expenses absorbed and/or credits allowed by the custodian.......       0.03+++         (0.07)+++        (0.02)+++        (0.15)+++

---------------------

  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
*** Amount represents less than $0.01.
  + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++ The Portfolio will indirectly bear its prorated share of expenses of the
    Underlying Funds.
+++ Per share numbers have been calculated using the average shares method.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                GROWTH PORTFOLIO
           For a Portfolio share outstanding throughout each period.

                                                                               CLASS A SHARES                CLASS B SHARES
                                                                          -------------------------     -------------------------
                                                                          SIX MONTHS                   SIX MONTHS
                                                                             ENDED        PERIOD          ENDED         PERIOD
                                                                           12/31/97        ENDED        12/31/97         ENDED
                                                                          (UNAUDITED)    06/30/97*     (UNAUDITED)     06/30/97*
                                                                          -----------    ---------     -----------     ---------
Net asset value, beginning of period....................................   $   10.86     $  10.00       $   10.80      $  10.00
                                                                           ---------     --------       ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................................        0.11+++      0.08 +++        0.07+++       0.01 +++
Net realized and unrealized gain on investments.........................        0.07         1.32            0.08          1.31
                                                                           ---------     --------       ---------      --------
Total from investment operations........................................        0.18         1.40            0.15          1.32
LESS DISTRIBUTIONS:
Dividends from net investment income....................................       (0.11)       (0.08)          (0.07)        (0.01)
Distributions in excess of net investment income........................       (0.40)       (0.46)          (0.40)        (0.51)
Distributions from net realized capital gains...........................       (0.06)          --           (0.06)           --
                                                                           ---------     --------       ---------      --------
Total distributions.....................................................       (0.57)       (0.54)          (0.53)        (0.52)
                                                                           ---------     --------       ---------      --------
Net asset value, end of period..........................................   $   10.47     $  10.86       $   10.42      $  10.80
                                                                           =========     ========       =========      ========
TOTAL RETURN+...........................................................        1.85%       14.39%           1.57%        13.59%
                                                                           =========     ========       =========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................................   $ 124,070     $136,141       $ 159,800      $158,697
Ratio of operating expenses to average net assets++.....................        0.95%**      0.92% **        1.70%**       1.67% **
Ratio of net investment income to average net assets....................        2.03%**      0.81% **        1.28%**       0.06% **
Portfolio turnover rate.................................................          14%          20%             14%           20%
Ratio of operating expenses to average net assets without credits
  allowed by the custodian++............................................        0.95%**      0.93% **        1.70%**       1.68% **
Ratio of operating expenses to average net assets without fee waivers,
  expenses absorbed and/or credits allowed by the custodian++...........        0.97%**      1.17% **        1.72%**       1.92% **
Net investment income/(loss) per share without fee waivers, expenses
  absorbed and/or credits allowed by the custodian......................   $    0.11+++  $   0.06 +++   $    0.07+++   $  (0.01) +++

---------------------

   * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
  ** Annualized.
   + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
  ++ The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
 +++ Per share numbers have been calculated using the average shares method.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                               BALANCED PORTFOLIO
           For a Portfolio share outstanding throughout each period.

                                                                              CLASS A SHARES                 CLASS B SHARES
                                                                        --------------------------     --------------------------
                                                                         SIX MONTHS                     SIX MONTHS
                                                                           ENDED          PERIOD          ENDED          PERIOD
                                                                          12/31/97         ENDED         12/31/97         ENDED
                                                                        (UNAUDITED)      06/30/97*     (UNAUDITED)      06/30/97*
                                                                        ------------     ---------     ------------     ---------
Net asset value, beginning of period..................................    $  10.95       $  10.00        $  10.95        $ 10.00
                                                                          --------       --------        --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................        0.17+++        0.20 +++        0.12+++        0.14+++
Net realized and unrealized gain on investments.......................        0.13           1.27            0.14           1.25
                                                                          --------       --------        --------        -------
Total from investment operations......................................        0.30           1.47            0.26           1.39
LESS DISTRIBUTIONS:
Dividends from net investment income..................................       (0.17)         (0.20)          (0.12)         (0.14)
Distributions in excess of net investment income......................       (0.44)         (0.32)          (0.45)         (0.30)
Distributions from net realized capital gains.........................       (0.11)         (0.00) ***      (0.11)         (0.00)***
                                                                          --------       --------        --------        -------
Total distributions...................................................       (0.72)         (0.52)          (0.68)         (0.44)
                                                                          --------       --------        --------        -------
Net asset value, end of period........................................    $  10.53       $  10.95        $  10.53        $ 10.95
                                                                          ========       ========        ========        =======
TOTAL RETURN+.........................................................        2.88%         15.02%           2.49%         14.23%
                                                                          ========       ========        ========        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................................    $102,260       $109,421        $107,898        $99,821
Ratio of operating expenses to average net assets++...................        0.95%**        0.92% **        1.70%**        1.67%**
Ratio of net investment income to average net assets..................        2.93%**        2.48% **        2.18%**        1.73%**
Portfolio turnover rate...............................................          11%            46%             11%            46%
Ratio of operating expenses to average net assets without credits
  allowed by the custodian++..........................................        0.95%**        0.93% **        1.70%**        1.68%**
Ratio of operating expenses to average net assets without fee waivers,
  expenses absorbed and/or credits allowed by the custodian++.........        0.98%**        1.17% **        1.73%**        1.92%**
Net investment income per share without fee waivers, expenses absorbed
  and/or credits allowed by the custodian.............................    $   0.16+++    $   0.18 +++    $   0.11+++     $  0.12+++

---------------------

   * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
  ** Annualized.
 *** Amount represents less than $0.01.
   + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
  ++ The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
 +++ Per share numbers have been calculated using the average shares method.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                VALUE PORTFOLIO
           For a Portfolio share outstanding throughout each period.

                                                                           CLASS A SHARES                   CLASS B SHARES
                                                                    ----------------------------      ---------------------------
                                                                     SIX MONTHS                       SIX MONTHS
                                                                        ENDED          PERIOD            ENDED           PERIOD
                                                                      12/31/97          ENDED          12/31/97          ENDED
                                                                     (UNAUDITED)      06/30/97*       (UNAUDITED)       06/30/97*
                                                                    -------------     ---------      -------------      --------
Net asset value, beginning of period..............................     $ 10.57         $ 10.00          $ 10.57         $ 10.00
                                                                       -------         -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................        0.23+++         0.43+++          0.18+++         0.38 +++
Net realized and unrealized gain on investments...................        0.36            0.70             0.37            0.68
                                                                       -------         -------          -------         -------
Total from investment operations..................................        0.59            1.13             0.55            1.06
LESS DISTRIBUTIONS:
Dividends from net investment income..............................       (0.23)          (0.43)           (0.18)          (0.38)
Distributions in excess of net investment income..................       (0.23)          (0.13)           (0.24)          (0.11)
Distributions from net realized capital gains.....................       (0.24)          (0.00)***        (0.24)          (0.00) ***
                                                                       -------         -------          -------         -------
Total distributions...............................................       (0.70)          (0.56)           (0.66)          (0.49)
                                                                       -------         -------          -------         -------
Net asset value, end of period....................................     $ 10.46         $ 10.57          $ 10.46         $ 10.57
                                                                       =======         =======          =======         =======
Total return+.....................................................        5.63%          11.58%            5.23%          10.80%
                                                                       =======         =======          =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............................     $10,144         $12,613          $ 7,766         $ 7,385
Ratio of operating expenses to average net assets++...............        0.95%**         0.92%**          1.70%**         1.67% **
Ratio of net investment income to average net assets..............        4.17%**         4.95%**          3.42%**         4.20% **
Portfolio turnover rate...........................................          19%             54%              19%             54%
Ratio of operating expenses to average net assets without credits
  allowed by the custodian++......................................        0.95%**         0.93%**          1.70%**         1.68% **
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or credits allowed by the
  custodian++.....................................................        1.10%**         1.67%**          1.85%**         2.42% **
Net investment income per share without fee waivers, expenses
  absorbed and/or credits allowed by the custodian................     $  0.23+++      $  0.37+++       $  0.18+++      $  0.32 +++

---------------------

  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
*** Amount represents less than $0.01.
  + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
 ++ The Portfolio will indirectly bear its prorated share of expenses of the
    Underlying Funds.
+++ Per share numbers have been calculated using the average shares method.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                INCOME PORTFOLIO
           For a Portfolio share outstanding throughout each period.

                                                                               CLASS A SHARES                CLASS B SHARES
                                                                          -------------------------     -------------------------
                                                                          SIX MONTHS                    SIX MONTHS
                                                                             ENDED         PERIOD          ENDED         PERIOD
                                                                           12/31/97         ENDED        12/31/97         ENDED
                                                                          (UNAUDITED)     06/30/97*     (UNAUDITED)     06/30/97*
                                                                          -----------     ---------     -----------     ---------
Net asset value, beginning of period..................................      $ 10.13        $ 10.00        $ 10.13        $ 10.00
                                                                          -----------     ---------     -----------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................         0.36+++        0.58+++        0.32+++        0.51+++
Net realized and unrealized gain on investments.......................         0.19           0.14#          0.19           0.14#
                                                                          -----------     ---------     -----------     ---------
Total from investment operations......................................         0.55           0.72           0.51           0.65
LESS DISTRIBUTIONS:
Dividends from net investment income..................................        (0.38)         (0.58)         (0.34)         (0.51)
Distributions in excess of net investment income......................           --          (0.01)            --          (0.01)
Distributions from net realized capital gains.........................           --          (0.00)***         --          (0.00)***
                                                                          -----------     ---------     -----------     ---------
Total distributions...................................................        (0.38)         (0.59)         (0.34)         (0.52)
                                                                          -----------     ---------     -----------     ---------
Net asset value, end of period........................................      $ 10.30        $ 10.13        $ 10.30        $ 10.13
                                                                          ===========     =========     ===========     =========
TOTAL RETURN+.........................................................         5.51%          7.38%          5.11%          6.63%
                                                                          ===========     =========     ===========     =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................................      $10,658        $13,410        $ 4,688        $ 4,537
Ratio of operating expenses to average net assets++...................         0.95%**        0.93%**        1.70%**        1.68%**
Ratio of net investment income to average net assets..................         7.00%**        6.09%**        6.25%**        5.34%**
Portfolio turnover rate...............................................            3%            56%             3%            56%
Ratio of operating expenses to average net assets without credits
  allowed by the custodian++..........................................         0.95%**        0.93%**        1.70%**        1.68%**
Ratio of operating expenses to average net assets without fee waivers,
  expenses absorbed and/or fees credits allowed by the custodian++....         1.19%**        1.65%**        1.94%**        2.40%**
Net investment income per share without fee waivers, expenses absorbed
  and/or credits allowed by the custodian.............................      $  0.35+++     $  0.51+++     $  0.31+++     $  0.44+++

---------------------

    * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
   ** Annualized.
  *** Amount represents less than $0.01.
    + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or without credits allowed by the custodian.
   ++ The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
    # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
  +++ Per share numbers have been calculated using the average shares method.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
                            CAPITAL GROWTH PORTFOLIO
                         December 31, 1997 (Unaudited)

                                                             VALUE
  SHARES                                                   (NOTE 2)
-----------                                               -----------
INVESTMENT COMPANY SECURITIES -- 99.3%
    315,217   Emerging Growth Fund....................    $ 5,967,057
  2,833,996   Global Money Fund.......................      2,833,996
  1,706,632   Growth and Income Fund..................     23,551,517
  1,451,367   Growth Fund.............................     20,696,495
    632,409   International Growth Fund...............      5,780,220
                                                          -----------
              Total Investment Company Securities
                (Cost $61,577,568)....................     58,829,285
                                                          -----------

 PRINCIPAL                                                   VALUE
  AMOUNT                                                   (NOTE 2)
-----------                                               -----------
REPURCHASE AGREEMENT -- 0.9%
(Cost $516,000)
   $516,000   Agreement with Boston Safe Deposit &
                Trust Company, 5.000% dated
                12/31/1997, to be repurchased at
                $516,143 on 01/02/1998 collateralized
                by $545,000 Student Loan Marketing
                Association, 5.639% due 02/08/1999
                (Par Value $545,000)..................    $   516,000
                                                          -----------
TOTAL INVESTMENTS
  (Cost $62,093,568*).........................   100.2%    59,345,285
OTHER ASSETS AND LIABILITIES (NET)............    (0.2)      (102,578)
                                                 -----    -----------
NET ASSETS....................................   100.0%   $59,242,707
                                                 =====    ===========

---------------------
* Aggregate cost for federal tax purposes.

                                GROWTH PORTFOLIO

                         December 31, 1997 (Unaudited)

                                                            VALUE
   SHARES                                                  (NOTE 2)
------------                                             ------------
INVESTMENT COMPANY SECURITIES -- 99.3%
   1,521,196   Emerging Growth Fund..................    $ 28,796,237
  27,341,582   Global Money Fund.....................      27,341,582
   6,176,663   Growth and Income Fund................      85,237,950
   5,002,587   Growth Fund...........................      71,336,897
   4,587,113   International Growth Fund.............      41,926,212
   2,784,217   U.S. Government Fund..................      27,341,006
                                                         ------------
               Total Investment Company Securities
                 (Cost $292,036,035).................     281,979,884
                                                         ------------

 PRINCIPAL                                                  VALUE
   AMOUNT                                                  (NOTE 2)
------------                                             ------------
REPURCHASE AGREEMENT -- 0.8%
(Cost $2,215,000)
  $2,215,000   Agreement with Boston Safe Deposit &
                 Trust Company, 5.000% dated
                 12/31/1997, to be repurchased at
                 $2,215,615 on 01/02/1998
                 collateralized by $2,330,000 Student
                 Loan Marketing Association, 5.639%
                 due 02/08/1999 (Par Value
                 $2,330,000).........................    $  2,215,000
                                                         ------------
TOTAL INVESTMENTS (COST $294,251,035*).......   100.1%    284,194,884
OTHER ASSETS AND LIABILITIES (NET)...........    (0.1)       (324,711)
                                                -----    ------------
NET ASSETS...................................   100.0%   $283,870,173
                                                -----    ------------

---------------------
* Aggregate cost for federal tax purposes.

                               BALANCED PORTFOLIO

                         December 31, 1997 (Unaudited)

                                                            VALUE
  SHARES                                                   (NOTE 2)
-----------                                              ------------
INVESTMENT COMPANY SECURITIES -- 97.4%
 40,228,932   Global Money Fund......................    $ 40,228,932
  4,349,687   Growth and Income Fund.................      60,025,683
  3,058,028   Growth Fund............................      43,607,470
  2,258,801   International Growth Fund..............      20,645,443
  4,092,440   U.S. Government Fund...................      40,187,763
                                                         ------------
              Total Investment Company Securities
                (Cost $210,141,622)..................     204,695,291
                                                         ------------

 PRINCIPAL                                                  VALUE
  AMOUNT                                                   (NOTE 2)
-----------                                              ------------
REPURCHASE AGREEMENT -- 2.5%
(Cost $5,218,000)
              Agreement with Boston Safe Deposit &
 $5,218,000     Trust Company, 5.000% dated
                12/31/1997, to be repurchased at
                $5,219,449 on 01/02/1998
                collateralized by $5,480,000 Student
                Loan Marketing Association 5.639% due
                02/08/1999
                (Par Value $5,480,000)...............
                                                         $  5,218,000
                                                         ------------
TOTAL INVESTMENTS
  (COST $215,359,622*).......................    99.9%    209,913,291
OTHER ASSETS AND LIABILITIES (NET)...........     0.1         245,169
                                                -----    ------------
NET ASSETS...................................   100.0%   $210,158,460
                                                =====    ============

---------------------
* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
                                VALUE PORTFOLIO
                         December 31, 1997 (Unaudited)

                                                             VALUE
  SHARES                                                   (NOTE 2)
-----------                                               -----------
INVESTMENT COMPANY SECURITIES -- 94.2%
    231,701   Corporate Income Fund...................    $ 2,511,641
  4,197,653   Global Money Fund.......................      4,197,653
    250,551   Growth and Income Fund..................      3,457,600
    361,867   Short Term High Quality Bond Fund.......        839,531
    597,835   U.S. Government Fund....................      5,870,734
                                                          -----------
              Total Investment Company Securities
                (Cost $16,884,176)....................     16,877,159
                                                          -----------
 PRINCIPAL                                                   VALUE
  AMOUNT                                                   (NOTE 2)
-----------                                               -----------
                          REPURCHASE AGREEMENT -- 5.5%
                                       (Cost $986,000)
   $986,000   Agreement with Boston Safe Deposit &
                Trust Company, 5.000% dated
                12/31/1997, to be repurchased at
                $986,274 on 01/02/1998 collateralized
                by $1,040,000 Student Loan Marketing
                Association 5.639% due 02/08/1999 (Par
                Value $1,040,000).....................    $   986,000
                                                          -----------
TOTAL INVESTMENTS
  (COST $17,870,176*).......................    99.7%      17,863,159
OTHER ASSETS AND LIABILITIES (NET)..........     0.3           46,404
                                               -----      -----------
NET ASSETS..................................   100.0%     $17,909,563
                                               =====      ===========

---------------------
* Aggregate cost for federal tax purposes.

                                INCOME PORTFOLIO
                         December 31, 1997 (Unaudited)

                                                             VALUE
  SHARES                                                   (NOTE 2)
-----------                                               -----------
INVESTMENT COMPANY SECURITIES -- 96.9%
    410,816   Corporate Income Fund...................    $ 4,453,249
  1,488,592   Global Money Fund.......................      1,488,592
    702,097   Short Term Global Government Fund.......      1,488,446
    641,635   Short Term High Quality Bond Fund.......      1,488,592
    605,710   U.S. Government Fund....................      5,948,074
                                                          -----------
              Total Investment Company Securities
              (Cost $14,648,832)......................     14,866,953
                                                          -----------

 PRINCIPAL                                                   VALUE
  AMOUNT                                                   (NOTE 2)
-----------                                               -----------
REPURCHASE AGREEMENT -- 2.6%
  (Cost $396,000)
   $396,000   Agreement with Boston Safe Deposit &
                Trust Company, 5.000% dated
                12/31/1997, to be repurchased at
                $396,110 on 01/02/1998 collateralized
                by $420,000 Student Loan Marketing
                Association, 5.639% due 02/08/1999
                (Par Value $420,000)..................    $   396,000
                                                          -----------
TOTAL INVESTMENTS
  (Cost $15,044,832*).........................    99.5%    15,262,953
OTHER ASSETS AND LIABILITIES (NET)............     0.5         83,099
                                                 -----    -----------
NET ASSETS....................................   100.0%   $15,346,052
                                                 =====    ===========

---------------------
* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

1.  ORGANIZATION AND BUSINESS

Sierra Asset Management Portfolios (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 26, 1996 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust was established in order to offer a range of asset allocation strategies to accommodate different investment philosophies and goals. The Trust offers five portfolios; the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios offers two classes of shares; Class A Shares and Class B Shares. Class A Shares are subject to an initial sales charge at the time of purchase. Certain Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within one or two years from the date of purchase, depending on the circumstances. Class B Shares are subject to a CDSC if redeemed within six years from the date of purchase.

Each Portfolio of the Trust invests, within certain percentage ranges, in Class I Shares of the Sierra Trust Funds' Global Money and U.S. Government Money Funds (the "Money Funds"); Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds (the "Bond Funds"); and Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds") (collectively, the "Underlying Funds"). In order to achieve its investment objective, each Portfolio typically allocates its assets, within determined percentage ranges, among certain of the Underlying Funds. The percentages reflect the extent to which each Portfolio will invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolios' investments in those market segments and their corresponding Underlying Funds. Sierra Investment Services Corporation ("Sierra Services"), the Trust's investment advisor, may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Sierra Services' outlook for the economy and the financial markets and the relative market valuations of the Underlying Funds. In addition, generally in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at their net asset value per share of each Class I Share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on the valuation date. Short term investments that mature in 60 days or less are valued at amortized cost when the Board of Trustees determines that this constitutes fair value.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Sierra Services, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

FUTURES CONTRACTS:

Each Portfolio may engage in futures transactions. The Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains and losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTIONS ON FUTURES CONTRACTS:

Each Portfolio may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities.

Writing puts and buying calls tends to increase the Portfolios' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Portfolios' exposure to the underlying instruments or to hedge other Portfolio investments.

Upon the purchase of a put option or a call option by the Portfolios, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolios enter into a closing sale transaction, the Portfolios will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying futures contract and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

When the Portfolios write a call option or a put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying futures contracts, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolios realize a gain or loss from the sale of the underlying futures contracts and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolios purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Portfolio involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Portfolios may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Portfolios may incur a loss if the market price of the underlying futures contracts decreases and the option is exercised.

Certain risks are associated with the use of options on futures as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Portfolios' strategy unsuccessful and could result in a loss to the Portfolios. In addition, there is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the Portfolio's classes of shares based upon the relative average net assets of each class of shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Growth Portfolio will be declared and paid quarterly. Dividends from net investment income of the Capital Growth Portfolio will be declared and paid semi-annually. Dividends from net investment income of the Income Portfolio, Value Portfolio and Balanced Portfolio will be declared daily and paid monthly. Distributions of any net long-term capital gains earned by a Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by each Portfolio as a whole.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Trust are allocated to all the Portfolios based upon relative net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

Sierra Services, as investment advisor, provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, Sierra Services is entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets.

Sierra Services is an indirect wholly-owned subsidiary of Washington Mutual, Inc., ("Washington Mutual"), a publicly held corporation.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of Washington Mutual and under common control with Sierra Services, serves as administrator to the Trust. For its services as administrator, Sierra Administration is entitled to a monthly fee at an annual rate of 0.50% of each Portfolio's average daily net assets. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation, serves as sub-administrator and transfer agent of the Trust. Sierra Administration pays First Data Investor Services Group, Inc. for its services as a sub-administrator while the Trust pays First Data Investor Services Group, Inc. for its services as transfer agent, including certain out-of-pocket expenses.

Fees voluntarily waived by Sierra Administration for the six months ended December 31, 1997 are as follows:

                                           NAME OF FUND                                     FEES WAIVED
          -------------------------------------------------------------------------------   -----------
          Capital Growth Portfolio.......................................................      32,276
          Growth Portfolio...............................................................      36,114
          Balanced Portfolio.............................................................      31,933
          Value Portfolio................................................................      13,981
          Income Portfolio...............................................................      20,056

The Trust pays Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, certain custodial transaction charges for its services as the Trust's custodian.

Custodian fees for certain Portfolios have been reduced by credits allowed by Boston Safe for the six months ended December 31, 1997 as follows:

                                                                                         CREDITS ALLOWED
                                                                                             BY THE
                                          NAME OF FUND                                      CUSTODIAN
          ----------------------------------------------------------------------------   ---------------
          Capital Growth Portfolio....................................................            14
          Balanced Portfolio..........................................................            85
          Value Portfolio.............................................................           202
          Income Portfolio............................................................           183

For the six months ended December 31, 1997, Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer and indirect wholly owned subsidiary of Washington Mutual, and Sierra Services have informed the Portfolios that they received $81,326 and $52,267 respectively, representing commissions (front-end sales charges). In addition, for the six months ended December 31, 1997, Sierra Services and Funds Distributor Inc. informed the Portfolios that they received $592,232 from CDSCs.

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries or First Data Investor Services Group, Inc., or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries or First Data Investor Services Group, Inc., or any of their affiliates $250 per board meeting attended and $200 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses. Since December 1996, the Lead Trustee has been receiving one and a half times the normal Trustee's compensation.

5.  DISTRIBUTION PLANS

Sierra Services serves as distributor of the Class A Shares and Class B Shares of the Portfolios and is also the distributor of the shares of the Underlying Funds. Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A Shares ("Class A Plan") and one for the Class B Shares ("Class B Plan"). Under the Class A Plan, Sierra Services is to be paid an annual distribution fee of up to 0.25% of the average daily net assets of the Class A Shares of each Portfolio for activities primarily intended to result in the sale of Class A Shares of the Portfolios. Under the Class B Plan, Sierra Services is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B Shares of each Portfolio for activities primarily intended to result in the sale of Class B Shares of the Portfolios. In addition, under the Class B Plan, Class B Shares are also subject to a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. The shareholder service fee is paid by the Portfolios to Sierra Services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

For the six months ended December 31, 1997, the Funds incurred the following fees pursuant to the respective distribution plans described above:

                                                                 CLASS A                    CLASS B
                                                               ------------       ---------------------------
                                                               DISTRIBUTION       DISTRIBUTION       SERVICE
                             NAME OF FUND                          FEE                FEE              FEE
          ---------------------------------------------------  ------------       ------------       --------
          Capital Growth Portfolio...........................    $ 19,616           $152,889         $ 50,963
          Growth Portfolio...................................     168,389            620,395          206,798
          Balanced Portfolio.................................     136,721            400,709          133,570
          Value Portfolio....................................      13,730             28,517            9,506
          Income Portfolio...................................      15,410             17,312            5,771

6.  PURCHASES AND SALES

The aggregate cost of purchases and proceeds from sales, excluding short-term investments, for the six months ended December 31, 1997 were as follows:

                                   NAME OF FUND                             PURCHASES         SALES
          ---------------------------------------------------------------  -----------     -----------
          Capital Growth Portfolio.......................................  $19,690,872     $ 4,767,916
          Growth Portfolio...............................................   48,473,710      40,680,032
          Balanced Portfolio.............................................   33,828,614      23,405,283
          Value Portfolio................................................    3,333,785       6,108,826
          Income Portfolio...............................................      525,936       3,670,490

At December 31, 1997, aggregate gross unrealized appreciation for all Underlying Funds in which there is an excess of value over tax cost was as follows:

                                                                               TAX BASIS         TAX BASIS
                                                                               UNREALIZED        UNREALIZED
                                   NAME OF FUND                               APPRECIATION      DEPRECIATION
        -------------------------------------------------------------------   ------------      ------------
        Capital Growth Portfolio...........................................    $   494,722      $  3,243,005
        Growth Portfolio...................................................      2,464,673        12,520,824
        Balanced Portfolio.................................................        935,628         6,381,959
        Value Portfolio....................................................        235,865           242,882
        Income Portfolio...................................................        345,065           126,944

7.  SHARES OF BENEFICIAL INTEREST

The Company may issue an unlimited number of shares of beneficial interest each without par value.

8.  ORGANIZATION COSTS

Costs incurred in connection with the organization of the Portfolios are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

9.  POST OCTOBER LOSS

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended June 30, 1997, the Income Portfolio has elected to defer capital losses in the amount of $21,978 occurring between November 1, 1996 and June 30, 1997 under these rules.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1998.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

10.  RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until Sierra Services determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Capital Growth Portfolio can invest as much as 50% of its total assets in the Sierra Trust Growth Fund and as much as 50% of its total assets in the Sierra Trust Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios may invest as much as 50% of their total assets in the Sierra Trust Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the Sierra Trust International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, Sierra Services, the investment advisor and distributor of each Portfolio, and Sierra Investment Advisors Corporation ("Sierra Advisors"), an indirect wholly-owned subsidiary of Washington Mutual, the investment advisor of the Underlying Funds, are both indirect wholly-owned subsidiaries of Washington Mutual. Also, Sierra Services is the distributor of the shares of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by Sierra Services. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. Sierra Advisors, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds; Sierra Services, representing the interest of the shareholders of the Portfolios, is also committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Sierra Advisors and Sierra Services will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same investment professionals.